FIFTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Fifth Amendment to Loan and Security Agreement (this "**Amendment**") is entered into this 27th day of April, 2023, by and among (i) **SILICON VALLEY BANK, A DIVISION OF FIRST-CITIZENS BANK & TRUST COMPANY** (successor by purchase to the Federal Deposit Insurance Corporation as Receiver for Silicon Valley Bridge Bank, N.A. (as successor to Silicon Valley Bank)) ("**Bank**"), (ii) **FLUX POWER, INC.**, a California corporation ("**Flux**"), and (iii) **FLUX POWER HOLDINGS, INC.**, a Nevada corporation ("**Holdings**" and together with Flux, individually and collectively, jointly and severally, "**Borrower**").

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of November 9, 2020, as amended by that certain First Amendment to Loan and Security Agreement, dated as of October 29, 2021, and as further amended by that certain Second Amendment to Loan and Security Agreement, dated as of June 23, 2022, as further amended by that certain Third Amendment to Loan and Security Agreement dated as of November 7, 2022, and as further amended by that certain Fourth Amendment to Loan and Security Agreement dated as of January 10, 2023 (as the same may from time to time be further amended, modified, supplemented or restated, the "**Loan Agreement**").

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 6.9 (Financial Covenants). Clause (a) of Section 6.9 is deleted in its entirety and replaced with the following:

" (a) EBITDA. Maintain, measured as of the end of each month during the following periods, EBITDA, on a trailing six (6) month basis, of at least (loss not greater than) the following:

Monthly Periods Ending	**Minimum EBITDA (loss not greater than)**
March 1, 2023 through April 30, 2023	($2,500,000.00)
May 1, 2023 through September 30, 2023	($2,000,000.00)
October 1, 2023 through December 31, 2023	($1,500,000.00)"

2.2 Section 13 (Definitions). The following terms and their respective definitions set forth in Section 13.1 are deleted in their entirety and replaced with the following:

> " **"EBITDA"** shall mean (a) Net Income, plus (b) to the extent deducted in the calculation of Net Income (i) Interest Expense, (ii) depreciation expense and amortization expense, (iii) income tax expense, and (iv) non-cash stock compensation expense."
>
> " **"Revolving Line Maturity Date"** is December 31, 2023."

2.3 Exhibit B (Compliance Certificate). The Compliance Certificate appearing as **Exhibit B** to the Loan Agreement is deleted in its entirety and replaced with the Compliance Certificate attached as **Schedule 1** attached hereto.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall constitute a Loan Document and be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect. In the event of a conflict between this Amendment and the Loan Agreement, the terms of this Amendment shall govern.

4. Waivers. Bank hereby waives Borrower's anticipated default under the Loan Agreement by virtue of Borrower's failure to comply with the covenant set forth in the former Section 6.9(a) thereof as of the month ended March 31, 2023. Bank's waiver of Borrower's compliance of said covenant shall apply only to the foregoing specific period. Borrower hereby acknowledges and agrees that except as specifically provided herein, nothing in this section or anywhere in this Amendment shall be deemed or otherwise

construed as a waiver by Bank of any of its rights and remedies pursuant to the Loan Documents, applicable law or otherwise.

5. **Representations and Warranties.** To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

5.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

5.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

5.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

6. **Ratification of Intellectual Property Security Agreement**. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of the Effective Date between Borrower and Bank, as supplemented by that certain First Supplement to Intellectual Property

Security Agreement dated as of October 29, 2021, and acknowledges, confirms and agrees that said Intellectual Property Security Agreement, as supplemented, (a) contains an accurate and complete listing of all Intellectual Property Collateral (as defined therein) and (b) shall remain in full force and effect.

7. **Ratification of Perfection Certificates**. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in certain Perfection Certificates dated as of June 23, 2022, and acknowledges, confirms and agrees that with the exception of (i) the annual report on Form 10-K for the fiscal year ended June 30, 2022 being filed with the Securities and Exchange Commission on September 28, 2022 in reference to No. 2(b) of the Perfection Certificates, (ii) Flux Power, Inc.'s property is subject to a new security interest held by Corporation Service Company for equipment lease in reference to No. 6(b) of the Perfection Certificates and (iii) the deletion of Jon Berry (former COO) and his information in No. 11 of the Perfection Certificates, the disclosures and information Borrower provided to Bank in such Perfection Certificates have not changed, as of the date hereof.

8. **Integration**. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

9. **Counterparts.** This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Each party hereto may execute this Amendment by electronic means and recognizes and accepts the use of electronic signatures and records by any other party hereto in connection with the execution and storage hereof.

10. **Release by Borrower**.

10.1 FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Bank and its present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Agreement (collectively "**Released Claims**"). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the Recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.

10.2 In furtherance of this release, Borrower expressly acknowledges and waives any and all rights under Section 1542 of the California Civil Code, which provides as follows:

"**A general release** does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party." (Emphasis added.)

10.3 By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Bank with respect to the facts underlying this release or with regard to any of such party's rights or asserted rights.

10.4 This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Bank to enter into this Agreement, and that Bank would not have done so but for Bank's expectation that such release is valid and enforceable in all events.

10.5 Borrower hereby represents and warrants to Bank, and Bank is relying thereon, as follows:

(a) Except as expressly stated in this Agreement, neither Bank nor any agent, employee or representative of Bank has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Agreement.

(b) Borrower has made such investigation of the facts pertaining to this Agreement and all of the matters appertaining thereto, as it deems necessary.

(c) The terms of this Agreement are contractual and not a mere recital.

(d) This Agreement has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Agreement is signed freely, and without duress, by Borrower.

(e) Borrower represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Borrower shall indemnify Bank, defend and hold it harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein.

11. Conditions Precedent. Bank's obligations under this Amendment are subject to

the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, such documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate, including, without limitation:

11.1 This Amendment duly executed on behalf of the parties hereto;

11.2 the Acknowledgment and Reaffirmation of Subordination Agreement; and

11.3 A long-form good standing certificate of Borrower, certified by the jurisdiction of incorporation of Borrower, dated as of a date no earlier than thirty (30) days prior to the date hereof.

12. **Governing Law.** This Amendment shall be governed and construed in accordance with the laws of the State of California, without giving effect to conflicts of laws principles.

13. **Fees and Expenses.** Borrower shall pay to Bank an amendment fee equal to Thirty Thousand Dollars ($30,000), which fee shall be fully earned, non-refundable, and due and payable on the date hereof. Borrower shall also reimburse Bank for all unreimbursed Bank Expenses, including without limitation, all legal fees and expenses incurred in connection with this Amendment

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK

FIRST-CITIZENS BANK & TRUST COMPANY (successor by purchase to the Federal Deposit Insurance Corporation as Receiver for Silicon Valley Bridge Bank, N.A. (as successor to Silicon Valley Bank))

By: DocuSigned by: [signature] 595FE2194557441...

Name: Joshua Wagner

Title: Director

BORROWER

FLUX POWER, INC.

By: DocuSigned by: Ronald F. Dutt DD7132CE1CD945C...

Name: Ronald F. Dutt

Title: Chief Executive Officer

FLUX POWER HOLDINGS, INC.

By: DocuSigned by: Charles A. Scheiwe E194AA4DD67B480...

Name: Chuck Scheiwe

Title: Chief Financial Officer

Schedule 1

EXHIBIT B
COMPLIANCE CERTIFICATE

Date: ____________________

TO: SILICON VALLEY BANK, A DIVISION OF FIRST-CITIZENS BANK & TRUST COMPANY
FROM: FLUX POWER, INC.
FLUX POWER HOLDINGS, INC.

The undersigned authorized officer of Flux Power, Inc. ("**Flux**") and Flux Power Holdings, Inc. ("**Holdings**", and together with Flux, the "**Borrower**") certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended, modified, and/or supplemented from time to time, the "**Agreement**"), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, except as noted below, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under "Complies" column.

Reporting Covenants	Required	Complies
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statements (CPA Audited)	FYE within 180 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings, transaction reports, Deferred Revenue report, detailed debtor listing, general ledger, and perpetual inventory reports for Inventory valued on a first-in, first-out basis at the lower of cost or market (in accordance with GAAP) or such other inventory reports as are requested by Bank	Monthly within 30 days	Yes No
Borrowing Base Reports (including an accounts receivable ledger report and any schedules related thereto and including any other information requested by Bank with respect to Borrower's Accounts)	(i) with each request for an Advance; and (ii) monthly within 7 days of month end	Yes No
Board approved projections	FYE within 30 days and as amended/updated	Yes No
The following Intellectual Property was registered after the Effective Date (if no registrations, state "None")		

Financial Covenant	Required	Actual	Complies
Maintain as indicated:			
Minimum EBITDA (monthly)	**See Section 6.9(a)**	**$_______**	**Yes No**

Streamline Balance	Applies
Net Depositor Balance ≥ $1.00	**Yes No**

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state "No exceptions to note.")

Flux Power, Inc.

By: ______________________________
Name: ____________________________
Title: _____________________________

Flux Power Holdings, Inc.

By: ______________________________
Name: ____________________________
Title: _____________________________

BANK USE ONLY

Received by: ______________________
AUTHORIZED SIGNER

Date: _________________________

Verified: ________________________
AUTHORIZED SIGNER

Date: _________________________

Compliance Status: Yes No

Schedule 1 to Compliance Certificate

[Financial Covenants of Borrower]

In the event of a conflict between this Schedule and the Agreement, the terms of the Agreement shall govern.

Dated: ____________________

I. **EBITDA** (Section 6.9(a))

Required: EBITDA. Maintain, measured as of the end of each month during the following periods, EBITDA, on a trailing six (6) month basis, of at least (loss not greater than) the following:

Monthly Periods Ending	Minimum EBITDA (loss not greater than)
March 1, 2023 through April 30, 2023	($2,500,000.00)
May 1, 2023 through September 30, 2023	($2,000,000.00)
October 1, 2023 through December 31, 2023	($1,500,000.00)

Actual:

A. Net Income $______

B. To the extent included in the determination of Net Income

1. Interest Expense $______
2. Depreciation expense $______
3. Amortization expense $______
4. Income tax expense $______
5. Non-cash stock compensation expense $______
6. The sum of lines 1 through 5 $______

C. EBITDA (line A plus line B.6) ______

Is line C equal to or greater than $_________?

_______ No, not in compliance _______ Yes, in compliance

II. Streamline Balance

A.	Aggregate amount of unrestricted and unencumbered cash held by Borrower in Deposit Accounts maintained with Bank	$______
B.	Principal amount of all Advances, the unpaid interest thereon, and all other Obligations relating to the Revolving Line	$______
C.	Net Depositor Balance (line II.A. minus line II.B.)	$______

Is line C equal to or greater than 1.00?

________ No, Streamline Balance does not apply

________ Yes, Streamline Balance applies